ALPS SERIES TRUST

Crystal Strategy Absolute Income Fund

Crystal Strategy Absolute Return Fund

Crystal Strategy Absolute Return Plus Fund

Supplement dated February 22, 2016 to the Funds’ Prospectus and Statement of Additional Information, each dated January 28, 2016

The Board of Trustees (the “Board”) of the Trust, based upon the recommendation of Brinker Capital, LLC (the “Adviser”), the investment adviser for the Crystal Strategy Absolute Income Fund, the Crystal Strategy Absolute Return Fund and the Crystal Strategy Absolute Return Plus Fund (the “Funds”), three series of the Trust, has determined to close and liquidate the Funds.  The Board concluded that it would be in the best interests of each Fund and its shareholders that the Funds be closed and liquidated as series of the Trust effective as of the close of business on March 18, 2016.

The Board approved a Plan of Termination, Dissolution and Liquidation (the “Plan”) that determines the manner in which the Funds will be liquidated.  Pursuant to the Plan and in anticipation of the Funds’ liquidation, each Fund will be closed to new purchases effective as of the close of business on February 23, 2016.  However, any distributions declared to shareholders of a Fund after February 23, 2016, and until the close of trading on the New York Stock Exchange on March 18, 2016 will be automatically reinvested in additional shares of the Fund unless a shareholder specifically requests that such distributions be paid in cash.  Although each Fund will be closed to new purchases as of the close of business on February 23, 2016, you may continue to redeem your shares of a Fund after February 23, 2016 as provided in the Prospectus.  Please note, however, that each Fund will be liquidating its assets as of the close of business on March 18, 2016.

Pursuant to the Plan, if a Fund has not received your redemption request or other instruction prior to the close of business on March 18, 2016, the effective time of the liquidation, your shares will be redeemed, and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of March 18, 2016, subject to any required withholdings.  As is the case with any redemption of fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed.  If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions.  You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

The Adviser will bear the expenses incurred by a Fund in carrying out the Plan.

Please retain this supplement with your Prospectus and Statement of Additional Information.